UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

Commission File Number 333-154989

ENTEST BIOMEDICAL, INC.

(Exact Name of Company as Specified in Charter)

Nevada	26-3431263
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4700 Spring Street, Suite 304, La Mesa California	91942
(Address of principal executive offices)	(Zip Code)

619-702-1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment of Articles of Incorporation

On July 2, 2015 Entest Biomedical, Inc. ( the “Company”) filed a Certificate of Change with the Nevada Secretary of State authorizing changes to the Company’s Articles of Incorporation.

The changes are as follows:

(i)	Authorized common shares have been reduced from 6,000,000,000 to 500,000,000 authorized shares.
(ii)	A 1 for 150 reverse stock split of all issued series of stock with the exception of the Corporation’s authorized Non Voting Convertible Preferred Stock. One share of Common Stock will be issued after the exchange for one hundred and fifty shares of Common Stock issued. One share of each series of preferred Stock (with the exception of the Corporation’s authorized Non Voting Convertible Preferred Stock) will be issued after the exchange for one hundred and fifty shares of each series of Preferred Stock issued

The changes become effective July 27, 2015.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
3(i)	TEXT OF CERTIFICATE OF CHANGE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST BIOMEDICAL, INC.

Dated: July 3, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer